                                                CONFIDENTIAL TREATMENT REQUESTED

                                                                    EXHIBIT 10.8

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS
BEEN DELETED, AS NOTED BY BRACKETS, AND HAS BEEN FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406
OF THE SECURITIES ACT OF 1933, AS AMENDED.


                               DATED 7th November 1995
                              ------------------------


                                EVANS MEDICAL LIMITED
                                         and
                                        AVIRON

                           ------------------------------
                                  MANUFACTURING AND
                                DEVELOPMENT AGREEMENT
                           ------------------------------



                                    Stringer Saul
                                     Marcol House
                                  293 Regent Street
                                    London W1R 7PD

THIS AGREEMENT is made the 7th day of November 1995

BETWEEN

    EVANS MEDICAL LIMITED of Evans House, Regent Park,
    Kingston Road, Leatherhead, Surrey, KT22 7PQ, United
    Kingdom

    (hereinafter called "Evans")

    - and -

    AVIRON a corporation incorporated in the State of California, located at 1450 Rollins Road, Burlingame,
    California, 94010, United States of America

    (hereinafter called "Aviron")

WHEREAS

    A. Aviron is the exclusive licensee of Michigan, the legal and beneficial owner, of all the commercial rights to the Master Strain and the rights to the technology associated with and required for the production of the Virus Seed from the Master Strain.

    B.   Evans has experience in the production of influenza vaccines.

    C. The parties wish to enter arrangements with regard to the Development and thereafter the manufacture by Evans of the Vaccine.

IT IS AGREED as follows:

DEFINITIONS

In this Agreement the following words and phrases shall have the following meanings:-

"Approved          named senior personnel of Aviron (who
Personnel"         individually shall previously have signed Evans' usual form of confidentiality agreement covering such situations) notified to Evans

"Change of         means in respect of either party if greater
Control"           than fifty per cent. (50%) of its assets or voting shares
                   become vested in or subject to the direction of a person, firm, corporation or other instrument, other than the parties in which presently vested such that there is

                                                CONFIDENTIAL TREATMENT REQUESTED

                   an effective change of control of that party

"Clinical          [
Trials"

                                     ] to be conducted in accordance with this
                   Agreement in respect of the Vaccine as may be necessary to obtain Regulatory Approval

"Commencement      1 November 1994
Date"

"Commercial        production of the Vaccine for all purposes other
Production"        than the Trials Production, and whether or not as a
                   consequence of Aviron obtaining the Regulatory Approval.
                   Such Commercial Production, if conducted by Evans, will be conducted in a facility licensed by the relevant regulatory authority for such purpose

"Early Phase III   those clinical field trials conducted by or
Trials"            on behalf of Aviron using material manufactured by Evans[
                                           ][
                                                          ]

"Development"      the development of a manufacturing process for Production of the Vaccine

"Evans'            those costs incurred by Evans[
Production
Costs"                               ]

"the Further       the rights to[
Rights"

                                                                        ]

"Late Phase III    those clinical trials conducted by or on
Trials"            behalf of Aviron using materials, if Evans is the
                   manufacturer, manufactured by Evans in a facility licensed by the relevant regulatory authority for the manufacture of the Vaccine for commercial sale.[
                                                                 ]

"the               Evans' Manufacturing Licence No[                     ]
Manufacturing      granted pursuant to the Medicines Act 1968 permitting
Licence"           Evans to manufacture and/or assemble the Vaccine, among
                   other things

"Manufacturing     the exclusive right to carry out the manufacture of
Rights"            [                          ] the Vaccine insofar as is
                   required for the Commercial Production for Aviron or any other party to whom Aviron may grant,

                                                CONFIDENTIAL TREATMENT REQUESTED

                   license or allow rights in respect of the Working Seed or the Vaccine

"Master Strain"    live attenuated influenza vaccine seeds as are further
                   defined in the Michigan Agreement

"Michigan"         the Regents of the University of Michigan, a constitutional corporation of the State of Michigan with offices located at Wolverine Tower, Room 2071, 3003 South State Street, Ann
                   Arbor, Michigan, 48109-1280, USA

"Michigan          a certain Materials Transfer and Intellectual Property
Agreement"         Agreement between Aviron and Michigan dated 24 February
                   1995, attached as Schedule 4

"Price"            that amount calculated in accordance with clause 9 herein

"Production"       the Trials Production and the Commercial Production or
                   either of them, as the context requires

"Regulatory        all such marketing authorisations and/or
Approval"          product licences and any other approvals from the relevant regulatory authority responsible for such matters as are necessary to enable Evans to manufacture, distribute and sell the Vaccine

[        ]          [                                ]

"Restricted        all technical information relating to the Master Seeds,
Information"       the Virus Seeds and the manufacture of the Vaccine disclosed in confidence to Evans by Aviron excluding any such information which:

                   (a) is or was already known to Evans at the time of disclosure or communication by Aviron;

                   (b) was at the time of such disclosure or communication by Aviron or thereafter becomes or became published accessible to the public or otherwise in the public domain other than through any breach of this Agreement by Evans;

                   (c) must be disclosed to Government Inspectors in the discharge of statutory obligations provided that before disclosure Evans shall use

                                                CONFIDENTIAL TREATMENT REQUESTED

                        reasonable endeavors as it would in respect of its own restricted information to obtain from such government inspectors any assurances as regards confidentiality as may be afforded to such information in the circumstances;

                   (d) is disclosed by Evans to the relevant regulatory authority in there course of applying for, obtaining or maintaining Regulatory Approval;

                   (e) is hereafter disclosed to Evans without any obligations of confidence by a third party who has not derived it directly or indirectly from Aviron;

                   (f)  is required to be disclosed by law

"the               the requirements and specifications attached hereto as
Specification"     Schedule 1, whether formulated before or after the
                   Development, as the same, may be amended from time to time by agreement between the parties

"the Test"         the testing protocol[



                                                       ]

"Trials            production of the Vaccine in sufficient quantities to
Production"        enable Aviron to conduct the Clinical Trials

"Vaccine"          cold-adapted influenza vaccine[

                                                              ]

"VAT" United Kingdom value added tax or any other tax levied in substitution therefor

"Virus Seed"       [

                                                   ]

"Working Seed"     [

                                                   ]

                                                CONFIDENTIAL TREATMENT REQUESTED

                                        PART I

1.       TRIALS PRODUCTION

1.1 Aviron requires the performance of the Trials Production to enable it to conduct the Clinical Trials. Subject to Aviron providing sufficient Virus Seeds suitable for the purpose, Evans hereby agrees to perform the Development and thereafter the Trials Production of the Vaccine for Aviron at the Price and otherwise on the terms set out in
         Part II hereof.

1.2 Aviron shall notify Evans of the trial programme in accordance with which Aviron shall conduct the Clinical Trials. Should the Clinical Trials or any of them involve any product produced or supplied by Evans (other than the Vaccine) Aviron shall promptly and fully notify Evans of the trial programme, the manner in which such Clinical Trials are to be conducted, and the results thereof. [

                 ] Accordingly, in respect of the Trials Production of the Vaccine for any particular Influenza season[



                ]

1.3 Aviron shall keep Evans fully and regularly informed of the progress of the Clinical Trials.

1.4 Aviron shall inform Evans of the results of the Clinical Trials no later than or, where practicable, earlier than the said results are released or allowed to be released to any third party.

1.5 Promptly after the execution of this Agreement, and in no event later than 45 days thereafter, the parties will work together in good faith and agree upon the Specification, the Test and the required Product Recall Procedures. Aviron agrees and acknowledges that Evans shall not be obliged to manufacture Vaccine under this Agreement in accordance with a specification to which it has not agreed.

2.       COMMERCIAL PRODUCTION

         It is the agreed intention of the parties that Evans shall carry out the Development associated with the Commercial Production. Further, it is the agreed intention of the parties that Evans shall have the
         Manufacturing Rights for at least[              ] of Aviron's
         requirements of Commercial Production for Europe. In accordance with that intention should Aviron intend to offer for exploitation the Manufacturing Rights

                                                CONFIDENTIAL TREATMENT REQUESTED

         it shall enter good faith negotiations with Evans with a view to Evans undertaking the Commercial Production in respect of at least the said
         [                     ] proportion of Aviron's requirements for such
         countries. Should those negotiations not result within a reasonable time in agreement between the parties then Aviron may offer the Manufacturing Rights and the conduct of the Commercial Production to any third party[





                             ] For the avoidance of doubt it is acknowledged and agreed that the Manufacturing Rights are independent of the Further Rights. Aviron shall[





                                                         ]

3.       MICHIGAN LICENCE

         Evans acknowledges the existence of Aviron's licence under the Michigan Agreement (attached hereto as Schedule 4) and acknowledges and accepts that Aviron may only grant to Evans such rights as Aviron is permitted to grant pursuant to the Michigan Agreement. In that regard Evans accepts:

3.1      [

                                                         ]


3.2      Evans shall not provide any[
                                 ]Evans shall limit access to the[
                       ]supplied by Aviron to those employees reasonably requiring such access for the purpose of the Development and Production of the Vaccine, which employees are governed by Evans' customary confidentiality obligations.

3.3      Evans must keep confidential and must not use except as provided in
         this Agreement, the[          ]and any know-how or technical data
         related thereto for a period of ten years after termination of the Michigan Agreement. The terms of this subclause 3.3 will in all
         events apply to the [        ] but shall not apply to any [
          ]know-how or technical data which:

         3.3.1 is or becomes public knowledge through no act or default of Evans;

                                                CONFIDENTIAL TREATMENT REQUESTED

         3.3.2 was known to Evans prior to its supply or disclosure to it by Aviron;

         3.3.3 is disclosed to Evans by a third party with no obligations of confidentiality attached; or

         3.3.4     is required to be disclosed by law.

3.4      Aviron shall:

         3.4.1 use every reasonable effort to honour and observe its obligations under the Michigan Agreement and shall not act or fail to act in any way which might jeopardise or cause to be terminated the Michigan Agreement; and,

         3.4.2 promptly notify Evans of any amendment to the Michigan Agreement; and,

         3.4.3 make every reasonable effort to notify Evans in writing of the expiry or termination of the Michigan Agreement at least six weeks prior to either event.

3.5      Evans will[                                          ]to manufacture
         and store the Virus Seeds, the Working Seeds and Vaccine in accordance with all applicable government laws and regulations.

3.6 Aviron, on Michigan's behalf, may request from Evans at reasonable times and in reasonable quantities at a price equal to[

                        ]such batch samples of Vaccine as it may desire for non-human research purposes only, PROVIDED THAT Evans shall be under no obligation under this sub-clause or otherwise[



                                                       ]

3.7 Evans acknowledges Michigan's warranty disclaimer and limitation of liability contained in the Michigan Agreement but makes no assessment or admission of its validity or reasonableness. Notwithstanding such, Evans will not make any statements, representations or warranties inconsistent with such warranty disclaimer or limitation of liability other than in pursuance or prosecution of its own rights and remedies.

3.8 Evans will indemnify Michigan, its fellows, officers, employees and agents for and against any and all claims, damages, losses and expenses of any nature resulting from, but not limited to, death, personal injury,

                                                CONFIDENTIAL TREATMENT REQUESTED

         illness, or property damage, arising from or in connection with:

         3.8.1 any manufacture, use or other disposition by Evans of the Working Seeds or Vaccine;

         3.8.2 the direct or indirect use by any person of Working Seeds or Vaccine made or used by Evans;

         3.8.3 the use, handling, storage or disposal of Working Seeds, any derivatives or Vaccine by Evans; or

         3.8.4 the unauthorized and negligent use by Evans of any know-how, technical data, sub-licensed to Aviron from Michigan, or developed by Evans pursuant to the Development,

         where but only where such claims, damages, losses and expenses are a direct consequence of the negligence of Evans, its agents or employees.

3.9 Evans shall not use the name of Michigan in publicity or advertising concerning the Vaccine, the Working Seed or the Virus Seed without the prior written consent of Michigan, such consent not to be unreasonably or arbitrarily withheld nor delayed. Reports in scientific literature and presentations of joint research and development work are not considered publicity for the purpose of this clause.

3.10 Aviron may request from Evans at reasonable times and in reasonable quantities, at a Price equal to[

                     ]such batch samples of Working Seed as Aviron may require PROVIDED THAT Evans shall be under no obligation under this sub-clause or otherwise to produce extra batches of Working Seed solely or substantially to meet such requirements.

4.       MANUFACTURING LICENCE

         Performance by Evans of Production shall at all times be conditional upon the maintenance of the whole, or appropriate section, of the Manufacturing Licence. Evans will maintain the Manufacturing Licence in full force and effect throughout the term of this Agreement. Should for any reason other than the default or negligence of Aviron the Manufacturing Licence expire lapse or be revoked Evans shall forthwith notify Aviron of such occurrence and shall make every reasonable effort to restore, renew or replace the Manufacturing
         Licence.  Should within[                       ]the Manufacturing
         Licence not be restored, renewed or replaced, or if no authorisation to manufacture is granted to Evans in

                                                CONFIDENTIAL TREATMENT REQUESTED

         substitution therefor, Aviron may by written notice to Evans, terminate this Agreement.


5.       GRANT OF FURTHER RIGHTS

         Should Aviron intend to exploit the Further Rights, it shall keep Evans fully and promptly informed of its intentions in regard thereto and shall consider[



                                                         ]

6.       PROCESS TECHNOLOGY

6.1 Evans acknowledges and agrees that process technology specific solely to the Vaccine and developed by Evans in the course of the Development shall be[



                                                                ]Aviron shall
         be responsible for the[


                              ] All other process technology developed by Evans pursuant to this Agreement shall be [





                                       ]

6.2 In respect of process technology developed by Evans pursuant to this Agreement which is the property of Evans,[




                                               ]

6.3 Evans shall notify Aviron should it be approached by any third party wishing to exploit any process technology developed by Evans pursuant
         to this Agreement which is the property of Evans in respect of[      ]
         and upon receipt of such notification, Aviron may request the parties enter negotiations for a licence in respect thereof prior to any rights being licensed exclusively to such a third party.

                                                CONFIDENTIAL TREATMENT REQUESTED

                                       PART II

7.      PRODUCTION, ASSEMBLY, STORAGE AND QUALITY CONTROL

7.1 Evans shall perform all Production of the Vaccine in accordance with the Specification. For the avoidance of doubt the Specification may not be amended or modified by Aviron without Evans's prior written agreement which shall not be unreasonably withheld.

7.2 The method of supply, storage and handling of materials, components and the Vaccine; the specifications for the materials, components and the finished products; the methods of manufacture and/or assembly of the Vaccine; the Quality Control and Quality Assurance methods and procedures to be employed for the Vaccine; and the Health and Safety precautions that need to be observed in the handling, storage, processing or quality control of the materials, components and Vaccine shall be as specified or referred to in the Specification.

7.3 Evans shall not deviate from such mutually agreed methods and procedures without prior written approval from Aviron except insofar as is required by the relevant regulatory authority or applicable laws or as is required for the maintenance of the Manufacturing Licence. Evans shall promptly notify Aviron of such requirements and any deviation in accordance therewith.

7.4 Evans shall be entitled to purchase and instal all such new or replacement tooling or parts as may be required exclusively for the Production of the Vaccine [








                                                                         ]

7.5 Should Evans and Aviron agree that it is necessary or desirable for the effective and efficient undertaking of the Development and the Production, [

                                 ] and Aviron acknowledges and

                                                CONFIDENTIAL TREATMENT REQUESTED

         agrees that [

                                                              ] as described in
         clause 9 herein.

7.6 Any amount payable under sub-clauses 7.4 and 7.5 herein shall be made in accordance with clause 9 herein.

8.       SUPPLY OF VIRUS SEED

8.1 Pursuant to the Michigan Agreement, Aviron shall acquire from Michigan the Master Strain which Aviron shall [

                                       ] Aviron shall supply the Virus Seed to
         Evans [

                   ] Evans warrants and undertakes that it shall [





                        ] then in that event Evans shall indemnify Aviron against any and all claims, damages, losses and expenses of any nature (excluding economic loss or loss of profits or consequential loss of whatever nature) arising from or in connection with Evans' failure to
         [                                              ] other than in
         accordance with its required procedures. For the avoidance of doubt, should Evans have [






                                             ]

8.2 Aviron shall supply to Evans at all times throughout the existence of this Agreement the Virus Seed in sufficient quantities and in good time to enable Evans to perform [


                                  ]

8.3 Aviron shall ensure that all of the Virus Seed supplied to Evans at any time shall comply with in all respects [
                           ] any Regulatory Approval and all applicable rules and regulations regarding the same.

8.4 Evans shall have no responsibility regarding testing of the Virus Seed upon receiving the same from Aviron [

                                                CONFIDENTIAL TREATMENT REQUESTED


                              ]

8. 5 Evans shall be responsible for the importation of the Virus Seed into the United Kingdom and for export of the Vaccine from the United Kingdom to Aviron [


                                         ]

9.       THE PRICE AND OTHER PAYMENTS

9.1      The Price of the [

                     ] shall be in respect of the Trials Production either:

         9.1.1 where Evans undertakes both the Trials Production and the Commercial Production an amount equal to [


                                                                        ];
                   or,

         9.1.2     where Evans undertakes the Trials Production only and [


                                  ] an amount equal to [


                                        ]; and,

         9.1.3     where Evans undertakes the Trials Production only and [
                             ]Aviron either:

                   9.1.3.1 [

                                       ] or,

                   9.1.3.2 [




                                                 ]

                   then in addition to any amount paid or payable in accordance with clause 9.1.2, an amount equal to [

                                          ] such amount payable in respect of
                   sub-clause 9.1.3.2 or sub-clause 9.1.3.2 upon [

                                                CONFIDENTIAL TREATMENT REQUESTED

                                               ]

9.2      Evans may [
                    ] the Price shall be subject to [

              ] variation with effect from the [                        ]
         of the Commencement Date and with effect from each anniversary thereof. Any Price variation [

                                                                        ]
         Any variation in the Price shall reflect actual variations in [
                                            ]

9.3 Evans will invoice Aviron for Vaccine despatched and Aviron shall pay the invoice not later than thirty (30) days from the date of the invoice. In respect of any invoice rendered for Trials Production in accordance with sub-clause 9.1.1, should it transpire that the Vaccine should have been invoiced in accordance with sub-clause 9.1.2 then any payment made shall be deemed to have been a part payment in respect of the amount due and Evans shall invoice Aviron for the balance which shall be payable in accordance with this clause. In respect of any invoice rendered for Trials Production in accordance with sub-clause 9.1.1, should it transpire that the Vaccine should have been invoiced in accordance with sub-clause 9.1.3 then any payment made shall be deemed to have been a part payment in respect of the amount due and Evans shall invoice Aviron for the balance which shall be payable immediately. Where settlement of any amount payable hereunder is not made by the due date Evans (without prejudice to its other rights) may
         charge interest at a rate of [                ] or part thereof on the
         amount outstanding. In the event of non-payment of any invoice or part thereof by Aviron, Evans (without prejudice to its other rights and remedies) [



                                               ]

9.4 In respect of any amount payable pursuant to sub-clauses 7.4 and 7.5 herein and for any[




                                                      ]

9.5 Upon termination of this Agreement, Aviron shall have the option either: (i) to purchase from Evans, at the Price, or (ii) to direct Evans to destroy, in which event Evans shall nonetheless be paid the Price, [

                                                CONFIDENTIAL TREATMENT REQUESTED

                                  ] are reasonable given Aviron's requirements
         for the Vaccine prior to termination together with all of Evans' [

                                      ]  Notwithstanding the foregoing, in the
         event of termination of this Agreement due to breach by Evans, Aviron shall not be obliged to pay Evans the Price, but shall instead pay [

                                        ]

9.6 Evans shall give Aviron such assistance as is reasonable to allow Aviron to conduct its affairs in the most advantageous manner in respect of VAT. Any costs to Evans associated with such assistance shall be met by Aviron.

10.      SUPPLIES AND ORDERS

10.1 Evans shall use all reasonable efforts to supply the Vaccine whether pursuant to the Trials Production or the Commercial Production in accordance with the forecasts supplied by Aviron pursuant to this Clause.

10.2     Within [                          ] following the date of execution
         hereof the parties shall mutually agree upon a production schedule for
         the first year of the Trials Production [                 ] thereafter
         the parties shall mutually agree upon a production schedule for the second and third years of the Trials Production. Thereafter, the parties shall mutually agree upon as necessary a production schedule for any remaining period prior to obtaining Regulatory Approval for the Vaccine.

10.3 All orders submitted by Aviron to Evans must be in writing and shall be accepted or rejected by Evans in a timely manner in writing, and no order shall be binding upon either party until such time as it has been accepted by Evans in accordance herewith.

10.4 Other than the Virus Seed or the syringes, which shall be supplied by Aviron, Evans shall provide all materials and/or components required for Trials Production of the Vaccine.

10.5 If the Virus Seed and/or purchase orders to be supplied by Aviron or on its behalf do not reach Evans by any agreed date, Evans and Aviron shall agree new delivery dates for the Vaccine which are commensurate with the actual dates of supply to Evans but subject to clause 10.7 herein.

                                                CONFIDENTIAL TREATMENT REQUESTED

10. 6    It is accepted that whilst Evans will [



                                         ]

10.7 Evans will at the request of Aviron deliver the Vaccine to Aviron at any address as Aviron may specify but all Prices are [


                                                                  ]
10.8 If Aviron fails to pay for any Vaccine in accordance with the provisions hereof within the stated periods for payment Evans, in addition to its rights under clause 9.3 herein, may:

         10.8.1 sell or otherwise dispose of to Michigan or its designee any of the Vaccine the subject of any order made by Aviron and accepted by Evans but not yet delivered; and

         10.8.2 suspend or cancel any further supplies or deliveries of the Vaccine hereunder.

10.9      [
                                                                             ]
         property in and title to any batch of the Vaccine or any part thereof shall remain with Evans unless and until Aviron shall have paid the Price in full for that batch of the Vaccine.

10.10 All Vaccine will be supplied on the terms and conditions herein contained and in the event of any order for Vaccine being made by Aviron on its Standard Conditions of Purchase or being accepted by Evans on its Standard Conditions of Sale it is hereby agreed that any such Standard Conditions shall be of no effect and that the terms and conditions set forth in this Agreement shall prevail.

10.11 In the event that Evans is unable to deliver any Vaccine against the agreed delivery date for that Vaccine, Evans shall immediately advise Aviron to this effect, explain the reason for the delay, and agree a revised delivery date with Aviron. Evans shall make every reasonable effort to ensure that Aviron is not unduly inconvenienced by delay in the delivery of the Vaccine.

10.12    Should Evans fail to deliver any Vaccine in accordance with an agreed
         order within [                 ] of an agreed delivery day then Aviron
         may give to Evans [             ] written notice requiring Evans to
         remedy its default and should Evans fail to remedy its default on or
         before the expiry of the said [                     ] period,

                                                CONFIDENTIAL TREATMENT REQUESTED

         Aviron may terminate this Agreement unless any failure to supply by Evans is due to:

         10.12.1   Aviron's failure to supply the Virus Seed;

         10.12.2 [
                                               ] or

         10.12.3 [


                                    ]

11.      INVENTORY

11.1 Evans shall submit to Aviron a statement on the status of all orders placed by Aviron which have not been fulfilled at that date.

11.2 At the end of a Production campaign Evans shall list and inform Aviron of all unused Virus Seed that has been supplied by Aviron. By return Aviron may request Evans to destroy all such Virus Seed, or may request Evans to return them to Aviron at Aviron's expense.

12.      [                          ] TECHNOLOGY

         Upon Evans' request the parties shall enter into good faith negotiations with respect to Aviron granting to Evans an exclusive
         licence in respect of Aviron's [                          ] technology
         for use in Europe. Such licence shall be on terms to be agreed but shall include payment by Evans of a royalty based upon [


                                    ]

13.      ACCESS BY AVIRON

         Subject to receiving reasonable prior notice from Aviron, Evans shall allow Approved Personnel access to that part of the Evans premises dedicated to the Production at any time during normal business hours to inspect and/or reconcile virus Seeds, Working Seeds, materials, components and Vaccine held at Evans premises on behalf of Aviron, and to audit any manufacturing and/or assembly processes (including the related Quality Assurance and Quality Control operations) being performed by Evans for Aviron under this Agreement. Evans shall inform Aviron of any findings of any regulatory inspection or audit insofar as those findings may affect the Production contemplated under this Agreement, together with any corrective action required and/or taken. Evans shall

                                                CONFIDENTIAL TREATMENT REQUESTED

         provide to Aviron copies of all correspondence between Evans and the relevant regulatory authorities with respect to such audit, subject to Evans' right to withhold or excise any information which Evans considers to be confidential or commercially sensitive. Evans shall grant to Aviron access to those records in the possession of Evans regarding the manufacture of the Vaccine as may be necessary in compiling submissions to the US Food and Drug Administration ("FDA") or responding to any enquiries from the FDA. [



                                                                 ]

14.      WARRANTY

14.1     Aviron shall, within a period of [
                                                           ] inform Evans of any
         failure of the Vaccine to meet the Specification. Should Aviron fail to inform Evans within the said period of [
                  ] Aviron shall be deemed to have accepted the Vaccine.

14.2 Evans shall make no charge hereunder in respect of any batch where the failure to meet the Specification arises from any act or omission on its part. Subject to the written agreement of Aviron, Evans shall at its expense either correct or cause to be corrected the deficiency in that batch of the Vaccine or if the defect cannot be corrected Evans shall indemnify Aviron against all reasonable costs and expenses of replacing the relevant batch and Evans shall destroy the batch or return it to Aviron (as may be agreed) for destruction. Subject to either party's obligations at law to act other than in compliance with this provision each party shall give to the other reasonable assistance with any recall of the Vaccine (which shall be conducted in accordance with Evans' Product Recall Procedure which is attached hereto as Schedule 2) including provision of relevant information and the list of customers to whom the recall products have been supplied and the issue of notices, warnings and information as reasonably requested by the relevant party to enable that party to comply with its recall procedures.

14.3 If notwithstanding the above Vaccine is released for distribution and is subsequently found to be faulty or defective and is not in compliance with the Specification then Evans shall indemnify Aviron against all costs, claims and expenses arising directly or indirectly from the replacement of such vaccine and its recall for destruction unless the fault or defect arises from any act or omission on Aviron's part or was otherwise caused by the negligence of Aviron, its agents or [

                                                CONFIDENTIAL TREATMENT REQUESTED

                   ] For the avoidance of doubt the aforesaid indemnity shall not be operative and Evans shall not be liable thereunder should the Vaccine be in accordance with the Specification.

14.4 Subject to clause 14.3 Aviron shall be solely responsible for the recall of Vaccine sold in Aviron's livery in accordance with the Regulatory Approval granted to Aviron.

15.      LIABILITY FOR LOSS AND CLAIMS

15.1 Liability for third party claims against either party or any loss or damage suffered resulting from the supply of any Vaccine manufactured and/or assembled under this Agreement will be subject to the following provisions:

         15.1.1    Evans shall be liable for and shall indemnify Aviron [



                                                                             ]

         15.1.2    Aviron shall be liable for and shall indemnify Evans [



                                                                             ]

         15.1.3    Without prejudice to the right to be indemnified pursuant to
                   15.1.1 and 15.1.2 neither party limits liability for death or personal injury arising out of that party's negligence.

15.2 Evans shall be liable for any loss of or damage to Aviron materials, components or Vaccine arising from Evans's negligence whilst at Evans premises, [

                                          ]

15.3 Other than as specified in Clause 15.2, Evans shall not be liable for any loss of or damage to [


                      ] In respect of all such losses or damages Aviron hereby:

                                                CONFIDENTIAL TREATMENT REQUESTED

         15.3.1 [
                                         ] and;
         15.3.2 [




                                                         ]

16.      CONFIDENTIALITY

16.1 Evans acknowledges that much of the Restricted Information disclosed to it hereunder will be deemed to be confidential information under the Michigan Agreement and so subject to clause 3.3. Accordingly, Evans undertakes that during the period of this Agreement and for a
         period of [                                                        ]
         it will treat as confidential all Restricted Information and shall not disclose such information to any third party except with the prior written agreement of Aviron.

16.2 Evans shall be entitled to use such Restricted Information and may disclose such Restricted Information to its own personnel, under obligations of secrecy, only to the extent necessary for Evans to perform its obligations to Aviron under this Agreement.

16.3 In the event of any inconsistency or conflict between the provisions of the Michigan Agreement in respect of Restricted Information and any provision of this Agreement, the provisions of the Michigan Agreement shall prevail, but only insofar as: (a) such provision is an obligation of Aviron which has been assumed by Evans under this Agreement and, (b) the performance of this Agreement would be rendered impossible by the application of both of the conflicting or inconsistent provisions.

16.4 On the expiry or termination of this Agreement, Evans will return to Aviron all Restricted Information in its possession and Evans shall not make any further use of that information.

16.5 In this Clause references to Evans or Aviron shall be deemed to include any Affiliate of that party.

16.6 Aviron undertakes to keep confidential all information received by it directly or indirectly from Evans or obtained by it pursuant to the performance of this Agreement which relates in any way to Evans's business including but not limited to Evans's technical know-how in relation to the Development and to the Production of the Vaccine provided however that this obligation of confidentiality shall not apply to such information:

                                                CONFIDENTIAL TREATMENT REQUESTED

         16.6.1 which is or was already known to Aviron at the time it was received or obtained from Evans;

         16.6.2 which was at the time that it was received or obtained from Evans by Aviron or thereafter becomes or became published, accessible to the public or otherwise in the public domain other than through any breach of this Agreement by Aviron;

         16.6.3 which must be disclosed to government inspectors in the discharge of statutory obligations;

         16.6.4 which is hereafter disclosed to Aviron without any obligations of confidence by a third party who has not derived it directly or indirectly from Evans.

17.      ASSIGNMENT

17.1     [





                         ]

17.2 Notwithstanding clause 17.1 Evans may without Aviron's consent procure the performance of any of its obligations by any Affiliate of Evans but Evans shall not thereby be relieved of responsibility for the performance of such obligations, and the provisions of clause 17.1 shall not apply.

17.3     [


                          ]

18.      FORCE MAJEURE

18.1 If the performance of any part of this Agreement by either party is prevented, hindered or delayed by any act, events, non-happenings, omissions or accidents beyond the control of that party (force majeure) then that party shall (subject to compliance with Clause 18.2) be excused from such performance to the extent that such party is necessarily prevented, hindered or delayed thereby during the continuance of the matter constituting "force majeure" and this Agreement shall be deemed suspended so long as and to the extent that any such cause prevents, hinders or delays its performance.

18.2 The party affected by force majeure shall give notice to the other party as soon as practical after the matter

                                                CONFIDENTIAL TREATMENT REQEUSTED

         constituting force majeure has arisen or occurred giving the other party full particulars of the nature and extent of such matter. The affected party shall additionally at its own cost and expense take all reasonable steps as may be necessary to overcome the force majeure and to minimize its effects.

18.3 If the duration of any force majeure occurrence exceeds two months the parties shall consult with a view to determining what steps they may agree to take, appropriate to the force majeure circumstances, in relation to this Agreement.

19.      TERM

         Performance of this Agreement shall commence from the Commencement Date and subject to termination in accordance with any other right of termination specified herein this Agreement shall continue in force until terminated by either party giving not less than six (6) months notice in writing to the other party which notice may be given at any time after 31 December 1996.

20.      TERMINATION

20.1     Either party may terminate this Agreement:

         20.1.1 forthwith if the other party has committed any breach of any of the terms of this Agreement, and in the case of any such breach which is capable of remedy has not remedied that
                   breach within [         ] of being required by written notice
                   from the other party so to do; or

         20.1.2    by [                        ] prior written notice if the
                   other party becomes bankrupt, goes into liquidation (either voluntary or compulsory, unless as part of a bona fide scheme of reconstruction, re-organization or amalgamation), makes a general assignment for the benefit of its creditors (whether voluntary or compulsory) or has a receiver appointed for its property or imposes suffers or incurs any process or occurrence having similar effect; or

         20.1.3    by[

                                 ]
                   but without prejudice to any right of either party to sue for any antecedent breach of this Agreement.

20.2 This Agreement shall, unless expiring or terminating earlier in accordance with any other provision herein, terminate upon termination of the Michigan Agreement. In such event, at Michigan's option as notified to Evans by Aviron, Evans shall, at Aviron's cost, [


                   ] Evans shall provide [





                                                      ]

20.3 Any termination of this Agreement (however occasioned) shall not affect any accrued rights or liabilities of either of the parties nor shall it affect the coming into force or the continuance in force of any provision hereof which is expressly intended to come into or continue in force on or after such termination, including (but not limited to) clauses 2, 3, 9, 12, 14, 15 and 16.

21.      NOTICE

         Any notice or other communication required or permitted to be given under this Agreement by either party shall be deemed to be sufficiently served if sent to the other party by pre paid airmail post or fax addressed to that party at the address set out in this Agreement or to any other address so designated in writing by that party.

         Any such notice shall in the case of a notice sent by post be deemed to have been served ten (10) days after the date on which it is mailed.

         In the case of a notice or communication by fax, the fax must be confirmed by sending a copy of the same by pre paid airmail post within seven (7) days, in which event the date of service shall be the date of transmission of the fax.

22.      MISCELLANEOUS

22.1 This Agreement shall be governed and construed in accordance with the laws of England.

22.2 No amendment or modification of this Agreement shall be valid or binding upon either party unless made in writing and signed by an authorized representative of that party.

22.3 Evans and Aviron represent to each other that the respective officer or officers of each company who have signed this Agreement are duly authorized to do so.

22.4 Any waiver by either party of a breach of any provision of this Agreement shall not be considered as a waiver of any continued or subsequent breach of the same or any other provision thereof.

22.5 Nothing in this Agreement shall create, or be deemed to create, a partnership or the relationship of principal and agent or employer and employee between the parties.

22.6 This Agreement contains the entire agreement between the parties with respect to the subject matter hereof, supersedes all previous agreements understandings or letters of intent between the parties with respect thereto.

22.7 If any provision of this Agreement is held by any court or other competent authority to be void or unenforceable in whole or part, this Agreement shall continue to be valid as to the other provisions thereof and the remainder of the affected provision.

22.8 The clause and paragraph headings in this Agreement are for ease of reference only and are not to be taken into account in the construction or interpretation of any covenant condition or proviso to which they refer.

22.9     Unless the context otherwise requires, references:

         22.9.1 to numbered clauses and Schedules are references to the relevant clause in or Schedule to this Agreement; and

         22.9.2 in any Schedule to a numbered paragraph are references to the relevant paragraph in that Schedule

22.10 Words in this Agreement importing the singular meaning, where the context so allows, include the plural meaning and vice versa.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and the year first above written.

For and on behalf of
EVANS MEDICAL LIMITED

         Full Name
         and Title:          M.J. HARVEY (UK OPERATIONS DIRECTOR)
                              . . . . . . . . . . . . . . . . . . . .
         Signature:          /s/ M. J. Harvey
                              . . . . . . . . . . . . . . . . . . . .

In the presence of:          S. R. PARISH
                              . . . . . . . . . . . . . . . . . . . .

         Witness's signature:/s/ S. R. Parish
                              . . . . . . . . . . . . . . . . . . . .

         Address:            EVANS MEDICAL
                              . . . . . . . . . . . . . . . . . . . .

                             CASICILL ROAD, LIVERPOOL
                              . . . . . . . . . . . . . . . . . . . .

         Occupation:         S. R. PARISH
                              . . . . . . . . . . . . . . . . . . . .



For and on behalf of
AVIRON

         Full Name
         and Title:          LEIGHTON READ (CEO)
                              . . . . . . . . . . . . . . . . . . . .

         Signature:          /s/ L. Read
                              . . . . . . . . . . . . . . . . . . . .

In the presence of:          Julie C. Neumann
                              . . . . . . . . . . . . . . . . . . . .

         Witness's signature:/s/ Julie C. Neumann
                              . . . . . . . . . . . . . . . . . . . .

         Address:            297 N. Bernardo Avenue
                              . . . . . . . . . . . . . . . . . . . .

                             Mountain View, CA  94043
                              . . . . . . . . . . . . . . . . . . . .

         Occupation:         Controller
                              . . . . . . . . . . . . . . . . . . . .

                                      SCHEDULE I
                                  THE SPECIFICATION


[Not Completed in Original Document]

                                      SCHEDULE 2
                              PRODUCT RECALL PROCEDURES

                                               CONFIDENTIAL TREATMENT REQUESTED

                                      SCHEDULE 2

                             ADVERSE EXPERIENCE REPORTING
                         AND PROVISION OF MEDICAL INFORMATION


1.   ADVERSE EXPERIENCE REPORTING
     [






                            ]

1.2  [










                                            ]

1.3  [



                      ]

                                                CONFIDENTIAL TREATMENT REQUESTED


2.   PROVISION OF MEDICAL INFORMATION

2.1  [





                    ]

2.2  [







                                  ]

2.3  [





                                                              ]

3.   PRODUCT COMPLAINTS

3.1  [


                    ]

                                                CONFIDENTIAL TREATMENT REQUESTED

- --------------------------------------------------------------------------------
          SPONTANEOUS ADVERSE EVENT (ADE) REPORTING PROCEDURE
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
    ADE report from e.g. medic, pharmacist, customer, regulatory authority
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
NOMINATED CONTACT AT DISTRIBUTOR

o Report ADE to [                                     ]

o Request written confirmation of ADE from reporter/prescribing doctor. Form
  [     ] may be used for this purpose.
- --------------------------------------------------------------------------------



- --------------------------------------------------------------------------------
PRODUCT SAFETY, EVANS MEDICAL LTD.

o Assign central reference number to [    ].

o Acknowledge receipt and advise assigned central reference number.

o Obtain Evans Medical assessment on [
            ]

o In accordance with medical assessment and regulatory requirements notify Regulatory authorities, (including Regulatory Authority in country of origin) of ADE

o Notify the Local Regulatory Authority, as appropriate, of ADEs occurring in other countries.

o Copy the Distributor on any correspondence with the Local Regulatory
  Authority.
- --------------------------------------------------------------------------------



- --------------------------------------------------------------------------------
NOMINATED CONTACT, DISTRIBUTOR

o Fax all follow-up information, clearly identified with assigned central
  reference number, to [                  ]

o Notify [                    ] when considered no further information
  forthcoming and case is closed.
- --------------------------------------------------------------------------------

                                                CONFIDENTIAL TREATMENT REQUESTED



                                                                    [        ]
EVANS MEDICAL
             SUBSIDIARY OF MEDEVA PLC

                ADVERSE EXPERIENCE REPORT (MARKETED PRODUCT)


PATIENT INITIALS:            HOSPITAL NO.       -------------------------------
                 --- --- ---              ----- CENTRAL PRODUCT SAFETY USE ONLY
                                                AE No.      / / / / / / / / / /
ADVERSE EXPERIENCE:
                   ---------------------------- (cross ref)(company/Year/Number)

- ----------------------------------------------- Report No. --------------------
                                                Receipt Date:    /    /
SUSPECT PRODUCT:                                              --  --  --
                -------------------------------               DD  MM  YY
                                                Initial:/ /  Follow-up: / /
- -----------------------------------------------
                                                             Date:   /   /
                                                                  --  -- --
                                                                  DD  MM YY
                                                Validated:/ / Non-validated:/ /
                                               --------------------------------


REPORTER'S DETAILS:                             CLINICIAN'S DETAILS:
                                                  (if different)
NAME:
             ---------------------------------- --------------------------------

POSITION:    ---------------------------------- --------------------------------

ADDRESS:     ---------------------------------- --------------------------------

             ---------------------------------- --------------------------------

             ---------------------------------- --------------------------------
COUNTRY:
             ---------------------------------- --------------------------------

TELEPHONE:   ---------------------------------- --------------------------------

OR/ LITERATURE: / /    REFERENCE:
                                  -------------

AE ONSET DATE:   /   /   (TIME:     24 HOUR CLOCK)   DATE AE RESOLVED:   /   /
              --  --  --       -----                                  --  --  --
              DD  MM  YY                                              DD  MM  YY

RELATIONSHIP OF PRODUCT TO AE: NONE / /         UNLIKELY / /        POSSIBLE / /

                           PROBABLE / /  HIGHLY PROBABLE / /  UNCLASSIFIABLE / /

SEVERITY OF AE                 MILD / /         MODERATE / /          SEVERE / /

AE EXPERIENCED PREVIOUSLY?      YES / /               NO / /

PLEASE RECORD DETAILS OF CURRENT AND IF APPLICABLE PREVIOUS EXPERIENCE IN THE "MEDICAL SYNOPSIS". (INCLUDE DETAILS OF SIBLINGS' EVENTS FOR VACCINEES UNDER 5 YEARS OF AGE).

PATIENT'S DATE OF BIRTH:   /   /     SEX: / /M   / /F    WEIGHT:         (KG)
                        --  --  --                               --------
                        DD  MM  YY

OR AGE:                      PREGNANT:  YES / /  NO / /  HEIGHT:         (CM)
        ------------------                                       --------

(if under 5 yrs,           (LMP Date:   /   /   )  ETHNIC ORIGIN:
  number of siblings: ----            --  --  --                  ---------
                                      DD  MM  YY


PRODUCT DETAILS:

INDICATION:                                       BATCH No:
           ---------------------------------                --------------------

CONDITIONS OF STORAGE:
                       ---------------------------------------------------------

DATES OF ADMINISTRATION:  FROM:   /   /    (TIME:      24 clock)   TO:    /  /
                               --  --  --        ------                -- -- --
                               DD  MM  YY                              DD MM YY

DOSE:                           ROUTE/SITE:             FREQUENCY:
      -------------------------            ------------           -------------
(For vaccines state "Primary,
  Booster" etc)

ACTION TAKEN ON SUSPECT DRUG?      DOSE UNCHANGED / /     DOSE DECREASED / /
                                DRUG DISCONTINUED / /     DOSE INCREASED / /

                                                CONFIDENTIAL TREATMENT REQUESTED


[                                                                              ]

                                                CONFIDENTIAL TREATMENT REQUESTED



                                                                  [         ]
EVANS MEDICAL
             SUBSIDIARY OF MEDEVA PLC

                ADVERSE EXPERIENCE REPORT (MARKETED PRODUCT)

                                   -------------------------------------------
                                   Date received by Subsidiary Co.:   /   /
                                                                   --  --  --
                                                                   DD  MM  YY
                                   -------------------------------------------

PATIENT INITIALS:            HOSPITAL NO.       ------------------------------
                 --- --- ---              ----  CENTRAL PRODUCT SAFETY USE ONLY
                                                AE No.      / / / / / / / / / /
ADVERSE EXPERIENCE:
                   ---------------------------  (cross ref)(company/Year/Number)

- ----------------------------------------------  Report No. ---------------------
                                                Receipt Date:    /    /
SUSPECT PRODUCT:                                              --  --  --
                ------------------------------                DD  MM  YY
                                                Initial / /  Follow-up  / /
- ----------------------------------------------
                                                Valid   / / Non-valid   / /
                                                -------------------------------


REPORTER'S DETAILS:                             CLINICIAN'S DETAILS:
                                                  (IF DIFFERENT)
NAME:
             ---------------------------------- --------------------------------

POSITION:    ---------------------------------- --------------------------------

ADDRESS:     ---------------------------------- --------------------------------

             ---------------------------------- --------------------------------

             ---------------------------------- --------------------------------
COUNTRY:
             ---------------------------------- --------------------------------

TELEPHONE:   ---------------------------------- --------------------------------

OR/ LITERATURE: / /    REFERENCE:
                                  -------------

AE ONSET DATE:   /   /   (TIME:     24 HOUR CLOCK)   DATE AE RESOLVED:   /   /
              --  --  --       -----                                  --  --  --
              DD  MM  YY                                              DD  MM  YY

RELATIONSHIP OF PRODUCT TO AE: NONE / /         UNLIKELY / /        POSSIBLE / /

                           PROBABLE / /  HIGHLY PROBABLE / /  UNCLASSIFIABLE / /

SEVERITY OF AE                 MILD / /         MODERATE / /          SEVERE / /

AE EXPERIENCED PREVIOUSLY?      YES / /               NO / /

PLEASE RECORD DETAILS OF CURRENT AND IF APPLICABLE PREVIOUS EXPERIENCE IN THE "MEDICAL SYNOPSIS". (INCLUDE DETAILS OF SIBLINGS' EVENTS FOR VACCINEES UNDER 5 YEARS OF AGE).

PATIENT'S DATE OF BIRTH:   /   /     SEX: / /M   / /F    WEIGHT:         (KG)
                        --  --  --                               --------
                        DD  MM  YY

OR AGE:                      PREGNANT:  YES / /  NO / /  HEIGHT:         (CM)
        ------------------                                       --------

(if under 5 yrs,            (LMP Date:   /   /   )  ETHNIC ORIGIN:
  number of siblings: ----            --  --  --                  ---------
                                     DD  MM  YY


PRODUCT DETAILS:

INDICATION:                                       BATCH No:
           ---------------------------------                --------------------

CONDITIONS OF STORAGE:
                       ---------------------------------------------------------

DATES OF ADMINISTRATION:  FROM:   /   /    (TIME:      24 clock)   TO:    /  /
                               --  --  --        ------                -- -- --
                               DD  MM  YY                              DD MM YY

DOSE:                           ROUTE/SITE:             FREQUENCY:
      -------------------------            ------------           -------------
(For vaccines state "Primary,
Booster" etc)

ACTION TAKEN ON SUSPECT DRUG?      DOSE UNCHANGED / /     DOSE DECREASED / /
                                DRUG DISCONTINUED / /     DOSE INCREASED / /

                                                CONFIDENTIAL TREATMENT REQUESTED


                               PRODUCT RECALL PROCEDURE

                              INITIATING PRODUCT RECALL

[





                   ]

                                                CONFIDENTIAL TREATMENT REQUESTED



                                      SCHEDULE 3
                                       THE TEST

[Not Completed in Original Document]

                                                CONFIDENTIAL TREATMENT REQUESTED


                                      SCHEDULE 4
                                  MICHIGAN AGREEMENT



[See Exhibit 10.3 to the Registration Statement on Form S-1 filed
on behalf of Aviron with the SEC                  ]